UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 10, 2011 (February 9, 2011)

CHINA-BIOTICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-110733	98-0393071
(Commission File Number)	(IRS Employer Identification No.)
No. 26, Orient Global Headquarter Lane 118, Yonghe Road Zhabei District, Shanghai 200072 People’s Republic of China
(Address of Principal Executive Offices)	(Zip Code)

(86 21) 3639 1922
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On February 9, 2011, China-Biotics, Inc. announced its unaudited financial results for the quarter ended December 31, 2010.  A copy of the press release related to such announcement is being furnished as Exhibit 99.1 to this Form 8-K.

The information in this report is being furnished pursuant to Item 2.02 Results of Operations and Financial Condition.  In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Number	Description

Exhibit 99.1	Press Release of China-Biotics, Inc. dated February 9, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China-Biotics, Inc. (Registrant)

Date: February 10, 2011	By:	/s/ Song Jinan
Song Jinan Chief Executive Officer, President, Treasurer and Secretary